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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): NONE




                       AMERICAN RESIDENTIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

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

               DELAWARE                                1-11849                                76-0484996
    (State or other jurisdiction of                  (Commission                           (I.R.S. Employer
            incorporation)                           File Number)                        Identification No.)

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                                 POST OAK TOWER
                           5051 WESTHEIMER, SUITE 725
                            HOUSTON, TEXAS 77056-5604
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 599-0100





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ITEM 5.           OTHER EVENTS.

                  The Company announced that it expects earnings for the quarter ended September 30, 1998 to be significantly below earnings for the same period last year and consensus analyst estimates. The information set forth in the press release of the Company issued September 25, 1998, which is filed as
Exhibit 99.1 hereto, is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      EXHIBITS

                           99.1     Press release issued September 25, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RESIDENTIAL SERVICES, INC.


                                                    /s/ John D. Held
                                    By:----------------------------------------
                                                     John D. Held
                                        Senior Vice President, General Counsel
                                                     and Secretary

Date: September 25, 1998



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                                INDEX TO EXHIBITS
EXHIBIT
NUMBER               DESCRIPTION
 99.1                Press release issued September 25, 1998.



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